Supplement Dated May 18, 2015
to the Statement of Additional Information
Dated February 27, 2015

Curian Series Trust

Please note that all changes are effective May 18, 2015, unless otherwise noted below.

On page 40, in the section entitled "Fundamental and Operating Policies," sub-section "Operating Policies" for each of the Curian/PIMCO Income Fund and the Curian/PIMCO Total Return Fund, please delete section (e) in its entirety and replace it with the following:

(e)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

This Supplement is dated May 18, 2015

(To be used with Curian Series Trust SAI.)